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                                                                    Exhibit 10.9
                         SALOMON BROTHERS REALTY CORP.
                              390 Greenwich Street
                            New York, New York 10013

                                                                November 9, 2000

New Century Mortgage Corporation/NC Capital Corporation
18400 Von Karman
Irvine, California 92612

Ladies and Gentlemen:

         Reference is made to the Letter Agreement, dated April 1, 2000 (the "Letter Agreement"),among New Century Mortgage Corporation ("New Century"), NC Capital Corporation ("NC Capital"), Salomon Brothers Realty Corp. ("SBRC") and Salomon Smith Barney ("Salomon"), pursuant to which SBRC and Salomon have made available to NC Capital an aggregation line with a limit of $1,000,000,000 in amount of mortgage loans. SBRC and Salomon hereby acknowledge that the amount of mortgage loans delivered to the aggregation line through October 2000 exceeds the limit set forth in the Letter Agreement. Notwithstanding the provisions of
Section 4(c) of the Letter Agreement, the undersigned hereby agrees to extend the terms of the Letter Agreement until December 31, 2000.

                                                   SALOMON BROTHERS REALTY CORP.

                                                   By: /s/ Illegible
                                                     ---------------------------
                                                   Name:
                                                   Title:


                                                   SALOMON SMITH BARNEY INC.

                                                   By:/s/ Illegible
                                                     ---------------------------
                                                   Name:
                                                   Title:

Agreed and acknowledged:

NEW CENTURY MORTGAGE CORPORATION

By:/s/ Patrick Flanagan
    --------------------
Name:
Title:   EVP/COO

NC CAPITAL CORPORATION

By:/s/ Patrick Flanagan
     --------------------
Name:
Title:  President